                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2003
                                                  ----------------

                             THE QUIGLEY CORPORATION
                             -----------------------
             (Exact name of registrant as specified in its charter)

            Nevada                       01-21617            23-2577138
            ------                       --------            ----------
(State or other jurisdiction            (Commission          (IRS Employer
   of incorporation)                     File Number)        Identification No.)

   Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901
   ---------------------------------------------------------------------------
                     Address of principal executive offices

Registrant's telephone number, including area code: (215) 345-0919
                                                    --------------

                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

Item 2.     Acquisition or Disposition of Assets.
-------     -------------------------------------

            On January 22,  2003,  the Board of Directors  (the  "Board") of The
Quigley Corporation (the  "Corporation")  approved the sale of the Corporation's
60% equity interest in Caribbean  Pacific  Natural  Products,  Inc.  ("CPNP") to
Suncoast Naturals,  Inc.  ("Suncoast").  CPNP is a developer and marketer of all natural sun and skin-care products for luxury resorts,  theme parks and spas. In exchange for its 60% equity interest in CPNP, the Corporation shall receive: (i)
750,000 shares of Suncoast's  common stock,  which  Suncoast has agreed,  at its cost and within 60 days from the closing,  to register for public resale through an  appropriate  registration  statement;  and (ii) 100,000 shares of Suncoast's
Series A Redeemable Preferred Stock, which bears interest at a rate of 4.25% per annum and which is  redeemable  from time to time after  March 31,  2003 in such amounts as is equal to 50% of the free cash flow  reported  by  Suncoast  in the immediately  preceding quarterly financial  statements divided by the redemption price of $10.00 per share. As of the date of this  transaction,  the Corporation owns 19.5% of Suncoast's issued and outstanding capital stock.

Item 5.     Other Events
            ------------

            On January 22, 2003, the Board appointed  Stephen W. Wouch to fill a vacancy on the Board. Mr. Wouch is a certified  public  accountant with 19 years of public  accounting  experience and is the Managing Partner of Wouch,  Maloney
& Co., LLP, Certified Public Accounts.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (b) Pro Forma Financial Information:

Basis of Presentation

Effective July 1, 2000, The Quigley  Corporation (the "Company")  acquired a 60%
ownership position of Caribbean Pacific Natural Products,  Inc.,  ("CPNP") which is accounted  for by the purchase  method of  accounting  and  accordingly,  the operating  results have been  included in the Company's  consolidated  financial
Statements  from the  date of  acquisition.  This  majority  ownership  position required a cash  investment that  approximated  $812,000 and the provision for a
$1million  line of credit,  secured by inventory,  accounts  receivable  and all other assets of Caribbean  Pacific Natural  Products.  The net assets of CPNP at the acquisition date principally consisted of a product license and distribution rights with no  recorded  value,  inventory  and fixed  assets of  $312,915  and
$510,000  of  working  capital  with a  contribution  to  minority  interest  of
$329,166.

On January  22,  2003,  the Board of  Directors  (the  "Board")  of the  Company
approved  the sale of the  Company's  60% equity  interest  in CPNP to  Suncoast
Naturals,  Inc.  ("Suncoast").  In exchange for its 60% equity interest in CPNP, the Company shall receive:  (i) 750,000 shares of Suncoast's common stock, which
Suncoast  has  agreed,  at its cost and  within  60 days  from the  closing,  to register for public resale through an appropriate  registration  statement;  and
(ii) 100,000 shares of Suncoast's  Series A Redeemable  Preferred  Stock,  which bears interest at a rate of 4.25% per annum and which is redeemable from time to time after  March 31,  2003 in such  amounts as is equal to 50% of the free cash flow  reported by  Suncoast in the  immediately  preceding  quarterly  financial statements  divided by the redemption  price of $10.00 per share. As of the date of this transaction, the Company owns 19.5% of Suncoast's issued and outstanding capital stock.

Accordingly,  the Pro Forma  information  and  corresponding  adjustments of the aforementioned  transactions are made to reflect the removal of the original and additional investments made during the periods of ownership.

                             THE QUIGLEY CORPORATION
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                    Unaudited

ASSETS                                                              September 30, 2002

CURRENT ASSETS:                                           Historical      Adjustments       Pro Forma

Cash and cash equivalents                                $ 11,292,421    ($    74,190)   $ 11,218,231
Accounts receivable                                         4,243,491        (220,943)      4,022,548
Inventory                                                   6,346,190        (514,233)      5,831,957
Prepaid expenses and other current assets                     672,134         (56,166)        615,968
                                                         ------------    ------------    ------------
   TOTAL CURRENT ASSETS                                    22,554,236        (865,532)     21,688,704
                                                         ------------    ------------    ------------

PROPERTY, PLANT AND EQUIPMENT - net                         2,332,122         (67,969)      2,264,153
                                                         ------------    ------------    ------------

OTHER ASSETS:

Excess cost over net assets - net                             327,014        (296,251)         30,763
Other assets                                                   28,849          51,516          80,365
                                                         ------------    ------------    ------------
   TOTAL OTHER ASSETS                                         355,863        (244,735)        111,128
                                                         ------------    ------------    ------------

TOTAL ASSETS                                             $ 25,242,221    ($ 1,178,236)   $ 24,063,985
                                                         ============    ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

Accounts payable                                         $    846,529    ($   146,917)   $    699,612
Accrued royalties and sales commissions                       892,365         (83,317)        809,048
Accrued advertising                                           548,508                         548,508
Other current liabilities                                   1,728,927         (88,024)      1,640,903
                                                         ------------    ------------    ------------
   TOTAL CURRENT LIABILITIES                                4,016,329        (318,258)      3,698,071
                                                         ------------    ------------    ------------

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST IN CONSOLIDATED AFFILIATES

STOCKHOLDERS' EQUITY:

Common stock, $.0005 par value; authorized 50,000,000;
             Issued:  16,102,670 and 15,321,206 shares          8,051                       8,051
Additional paid-in-capital                                 32,592,222                      32,592,222
Retained earnings                                          13,813,778        (859,978)     12,953,800
Less: Treasury stock, 4,646,053 shares, at cost           (25,188,159)                    (25,188,159)
                                                         ------------    ------------    ------------
TOTAL STOCKHOLDERS' EQUITY                                 21,225,892        (859,978)     20,365,914
                                                         ------------    ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $ 25,242,221    ($ 1,178,236)   $ 24,063,985
                                                         ============    ============    ============

                             THE QUIGLEY CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    Unaudited

                                                        Nine Months Ended
                                                       September 30, 2002
                                                Historical     Adjustments      Pro Forma
SALES:
   Sales                                      $ 20,638,300    ($ 1,643,898)   $ 18,994,402
   Co-operative advertising promotions           1,121,923                       1,121,923
                                              --------------------------------------------

NET SALES                                       19,516,377      (1,643,898)     17,872,479

SETTLED LITIGATION                                 148,866                         148,866
                                              --------------------------------------------
TOTAL REVENUE                                   19,665,243      (1,643,898)     18,021,345

COST OF SALES                                   11,203,157        (358,799)     10,844,358
                                              --------------------------------------------

GROSS PROFIT                                     8,462,086      (1,285,099)      7,176,987
                                              --------------------------------------------

OPERATING EXPENSES:
      Sales and marketing                        3,471,813        (953,547)      2,518,266
      Administration                             6,868,602        (630,827)      6,237,775
      Research and Development                   1,897,403                       1,897,403
                                              --------------------------------------------
TOTAL OPERATING EXPENSES                        12,237,818      (1,584,374)     10,653,444
                                              --------------------------------------------

LOSS FROM OPERATIONS                            (3,775,732)        299,275      (3,476,457)

INTEREST AND OTHER INCOME                          124,349          (6,478)        117,871
                                              --------------------------------------------

LOSS BEFORE TAXES                               (3,651,383)        292,797      (3,358,586)
                                              --------------------------------------------

INCOME TAXES (BENEFIT)

MINORITY INTEREST IN LOSS
 OF CONSOLIDATED AFFILIATE

LOSS FROM CONTINUING OPERATIONS               ($ 3,651,383)   $    292,797    ($ 3,358,586)
                                              ============================================

Earnings (Loss) per common share:

      Basic                                   ($      0.34)   $       0.03    ($      0.31)

      Diluted                                 ($      0.34)   $       0.03    ($      0.31)

Weighted average common shares outstanding:

      Basic                                     10,870,393      10,870,393      10,870,393

      Diluted                                   10,870,393      10,870,393      10,870,393

                             THE QUIGLEY CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    Unaudited

                                                           Nine Months Ended
                                                          September 30, 2001
                                                Historical     Adjustments      Pro Forma
SALES:
   Sales                                      $ 15,756,212    ($ 1,902,410)   $ 13,853,802
   Co-operative advertising promotions             791,472                         791,472
                                              --------------------------------------------

NET SALES                                       14,964,740      (1,902,410)     13,062,330

SETTLED LITIGATION                               1,410,228                       1,410,228
                                              --------------------------------------------
TOTAL REVENUE                                   16,374,968      (1,902,410)     14,472,558

COST OF SALES                                    7,139,086        (493,720)      6,645,366
                                              --------------------------------------------
GROSS PROFIT                                     9,235,882      (1,408,690)      7,827,192
                                              --------------------------------------------

OPERATING EXPENSES:
      Sales and marketing                        3,721,366      (1,192,374)      2,528,992
      Administration                             5,848,927        (707,849)      5,141,078
      Research and Development                     970,575         970,575
                                              --------------------------------------------
TOTAL OPERATING EXPENSES                        10,540,868      (1,900,223)      8,640,645
                                              --------------------------------------------

LOSS FROM OPERATIONS                            (1,304,986)        491,533        (813,453)

INTEREST AND OTHER INCOME                          349,985         (28,372)        321,613
                                              --------------------------------------------
LOSS BEFORE TAXES                                 (955,001)        463,161        (491,840)
                                              --------------------------------------------
INCOME TAXES (BENEFIT)

MINORITY INTEREST IN LOSS
 OF CONSOLIDATED AFFILIATE                        (185,264)        185,264
                                              --------------------------------------------

LOSS FROM CONTINUING OPERATIONS               ($   769,737)   $    277,897    ($   491,840)
                                              ============================================

Earnings (Loss) per common share:

      Basic                                   ($      0.07)   $       0.03    ($      0.05)

      Diluted                                 ($      0.07)   $       0.03    ($      0.05)

Weighted average common shares outstanding:

      Basic                                     10,675,153      10,675,153      10,675,153

      Diluted                                   10,675,153      10,740,400      10,675,153

                             THE QUIGLEY CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    Unaudited

                                                              Year Ended
                                                           December 31, 2001
                                                Historical     Adjustments      Pro Forma

SALES:
   Sales                                      $ 25,224,362    ($ 2,176,470)   $ 23,047,892
   Co-operative advertising promotions           1,822,272                       1,822,272
                                              --------------------------------------------

NET SALES                                       23,402,090      (2,176,470)     21,225,620

SETTLED LITIGATION                               1,546,592                       1,546,592
                                              --------------------------------------------

TOTAL REVENUE                                   24,948,682      (2,176,470)     22,772,212

COST OF SALES                                   11,006,509        (785,650)     10,220,859
                                              --------------------------------------------

GROSS PROFIT                                    13,942,173      (1,390,820)     12,551,353
                                              --------------------------------------------

OPERATING EXPENSES:
      Sales and marketing                        4,660,549      (1,439,760)      3,220,789
      Administration                             8,375,982        (946,216)      7,429,766
      Research and Development                   1,331,639                       1,331,639
                                              --------------------------------------------
TOTAL OPERATING EXPENSES                        14,368,170      (2,385,976)     11,982,194
                                              --------------------------------------------

INCOME (LOSS) FROM OPERATIONS                     (425,997)        995,156         569,159

INTEREST AND OTHER INCOME                          404,632         (39,676)        364,956
                                              --------------------------------------------

INCOME (LOSS) BEFORE TAXES                         (21,365)        955,480         934,115

INCOME TAXES (BENEFIT)

MINORITY INTEREST IN LOSS
 OF CONSOLIDATED AFFILIATE                        (237,329)        237,329
                                              --------------------------------------------
INCOME  FROM CONTINUING
OPERATIONS                                    $    215,964    $    718,151    $    934,115
                                              ============================================

Earnings (Loss) per common share:

      Basic                                   $       0.02    $       0.07    $       0.09

      Diluted                                 $       0.02    $       0.07    $       0.09

Weighted average common shares outstanding:

      Basic                                     10,675,153      10,675,153      10,675,153

      Diluted                                   10,750,687      10,750,687      10,750,687

                             THE QUIGLEY CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    Unaudited

                                                              Year Ended
                                                           December 31, 2000
                                                Historical    Adjustments       Pro Forma

SALES:
   Sales                                      $ 19,364,186    ($   798,866)   $ 18,565,320
   Co-operative advertising promotions           3,038,367                       3,038,367
                                              --------------------------------------------

NET SALES                                       16,325,819        (798,866)     15,526,953
                                              --------------------------------------------

SETTLED LITIGATION

TOTAL REVENUE                                   16,325,819        (798,866)     15,526,953

COST OF SALES                                    6,259,512        (143,308)      6,116,204
                                              --------------------------------------------

GROSS PROFIT                                    10,066,307        (655,558)      9,410,749
                                              --------------------------------------------

OPERATING EXPENSES:
      Sales and marketing                        8,599,083        (373,842)      8,225,241
      Administration                             6,216,510        (511,316)      5,705,194
      Research and Development                   1,185,750                       1,185,750
                                              --------------------------------------------
TOTAL OPERATING EXPENSES                        16,001,343        (885,158)     15,116,185
                                              --------------------------------------------

LOSS FROM OPERATIONS                            (5,935,036)        229,600      (5,705,436)

INTEREST AND OTHER INCOME                          646,723                         646,723
                                              --------------------------------------------

LOSS BEFORE TAXES                               (5,288,313)        229,600    ($ 5,058,713)
                                              --------------------------------------------

INCOME TAXES (BENEFIT)

MINORITY INTEREST IN LOSS
 OF CONSOLIDATED AFFILIATE                         (91,840)         91,840
                                              --------------------------------------------

LOSS FROM CONTINUING OPERATIONS               ($ 5,196,473)   $    137,760    ($ 5,058,713)
                                              ============================================

Earnings (Loss) per common share:

      Basic                                   ($      0.49)   $       0.01    ($      0.48)

      Diluted                                 ($      0.49)   $       0.01    ($      0.48)

Weighted average common shares outstanding:

      Basic                                     10,551,027      10,551,027      10,551,027

      Diluted                                   10,551,027      10,720,861      10,551,027

                             HE QUIGLEY CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    Unaudited

                                                                                Year Ended
                                                                              December 31, 1999

                                                                  Historical       Adjustments                  Pro Forma

SALES:
   Sales                                                         $ 24,819,942                                 $ 24,819,942
   Co-operative advertising promotions                              3,246,091                                    3,246,091
                                                                 ---------------------------------------------------------

NET SALES                                                          21,573,851                                   21,573,851

SETTLED LITIGATION
                                                                 ---------------------------------------------------------
TOTAL REVENUE                                                      21,573,851                                   21,573,851

COST OF SALES                                                       8,334,219                                    8,334,219
                                                                 ---------------------------------------------------------

GROSS PROFIT                                                       13,239,632                                   13,239,632
                                                                 ---------------------------------------------------------

OPERATING EXPENSES:
      Sales and marketing                                          14,236,995                                   14,236,995
      Administration                                                5,692,661                                    5,692,661
      Research and Development                                        297,650                                      297,650
                                                                 ---------------------------------------------------------
TOTAL OPERATING EXPENSES                                           20,227,306                                   20,227,306
                                                                 ---------------------------------------------------------

LOSS FROM OPERATIONS                                               (6,987,674)                                  (6,987,674)

INTEREST AND OTHER INCOME                                             881,274                                      881,274
                                                                 ---------------------------------------------------------
LOSS BEFORE TAXES                                                  (6,106,400)                                  (6,106,400)
                                                                 ---------------------------------------------------------
INCOME TAXES (BENEFIT)                                             (1,902,615)                                  (1,902,615)

MINORITY INTEREST IN LOSS
 OF CONSOLIDATED AFFILIATE
                                                                 ---------------------------------------------------------

LOSS FROM CONTINUING OPERATIONS                                  ($ 4,203,785)                                ($ 4,203,785)
                                                                 =========================================================

Earnings (Loss) per common share:

      Basic                                                      ($      0.37)                                ($      0.37)

      Diluted                                                    ($      0.37)                                ($      0.37)

Weighted average common shares outstanding:

      Basic                                                        11,351,960                                   11,351,960

      Diluted                                                      11,351,960                                   11,351,960

        (c) Exhibits.

            Exhibit Number           Description
            --------------           -----------

                 2.1                 Share  Exchange   Agreement   dated  as  of
                                     December   31,  2002  by  and  between  The
                                     Quigley  Corporation and Suncoast Naturals,
                                     Inc.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2003                         THE QUIGLEY CORPORATION

                                             By: /s/ George J. Longo
                                                ------------------------------
                                                Name:  George J. Longo
                                                Title: Vice President and
                                                       Chief Financial Officer